Bob Currey – Chief Executive Officer

Steve Childers – Chief Financial Officer

Steve Jones – Vice President, Investor Relations

September  2007

Consolidated communications

Safe Harbor

Any statements other than statements of historical fact, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include Consolidated's ability to complete the acquisition, successfully integrate North Pittsburgh's operations and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of Consolidated and North Pittsburgh, including various risks to shareholders of not receiving dividends and risks to Consolidated's ability to pursue growth opportunities if Consolidated continues to pay dividends according to the current dividend policy; various risks to the price and volatility of Consolidated's common stock; the substantial amount of debt and Consolidated's ability to incur additional debt in the future; Consolidated's need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business, the ability to refinance the existing debt as necessary; regulatory changes, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with Consolidated's possible pursuit of acquisitions; economic conditions in the Consolidated and North Pittsburgh service areas in Illinois, Texas and Pennsylvania; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of Consolidated's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in Consolidated's and North Pittsburgh's filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to Consolidated, North Pittsburgh or persons acting on behalf of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this document and the companies' filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, Consolidated and North Pittsburgh do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Safe Harbor

Prospectus/Proxy Statement

This material is not a substitute for the prospectus/proxy statement Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc. will file with the Securities and Exchange Commission. **Investors are urged to read the prospectus/proxy statement, which will contain important information, including detailed risk factors, when it becomes available**. The prospectus/proxy statement and other documents which will be filed by Consolidated Communications Holdings, Inc. and North Pittsburgh Systems, Inc. with the Securities and Exchange Commission will be available free of charge at the SEC's website, www.sec.gov, or by directing a request when such a filing is made to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to North Pittsburgh Systems, Inc., 4008 Gibsonia Road, Gibsonia, Pennsylvania 15044, Attention: Investor Relations. The final prospectus/proxy statement will be mailed to shareholders of North Pittsburgh Systems, Inc.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

Consolidated Communications Holdings, Inc and North Pittsburgh Systems, Inc., and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of Consolidated Communications Holdings, Inc. is set forth in the proxy statement for Consolidated Communications Holdings, Inc.'s 2007 annual meeting of shareholders. Information about the directors and executive officers of North Pittsburgh Systems, Inc. is set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2006, as amended. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the prospectus/proxy statement for such proposed transactions when it becomes available.

Prospectus & Proxy

Company Overview

14th largest Independent Local Exchange Carrier in the U.S.
with operations in Illinois and Texas

Approximately 229,000 access lines, 58,000 DSL subscribers and 9,600
IPTV subscribers, representing over 296,000 total connections

Providing voice, video and data services

Triple play offerings in both Texas and Illinois

Announced acquisition of North Pittsburgh Systems, expect to close Q4
2007 or Q1 2008

Year to date 2007 financial overview:

Revenues of $163.9 million

Adjusted EBITDA of $73.3 million

Cash Available to Pay Dividends of $28.0 million, with a dividend payout ratio of 71.9%

East Peoria
Bloomington
Danville
Champaign
Quincy
Decatur
Springfield
Mattoon
Effingham
Vandalia
E. St. Louis
Mt. Vernon
55
74
72
57
36
70
64

Dallas
20
Waco
45
35
Lufkin
Conroe
Katy
Houston
10

Operations in both Texas and Illinois

Illinois

Texas

Balance of both stable rural and growing suburban
markets

Marketing, customer service and technology initiatives have been designed to minimize competitive traction

The company has successfully managed wireless competition since the late 1980s

Cable operators - Charter and Mediacom in Illinois and Comcast and
Suddenlink in Texas

Only Mediacom has launched a voice product in CNSL’s markets

Managing Competition

CNSL’s strategy is to minimize competition from cable and
wireless companies by providing “sticky” bundled service
offerings and exemplary customer service

Favorable Regulatory Environment

Rate of return regulated at the federal level in both states

Elected incentive regulation at the state level in Texas and rate of return in Illinois

Strong working relationships with the FCC and both state
commissions

Actively involved in both USF and access charge reform

Experienced & Operations-Focused
Management Team

Executive

Title

Telecom
Experience

Bob Currey

President & CEO

37 Years

Steve Childers

Chief Financial Officer

19 Years

Joe Dively

Sr. VP & President of IL
Telephone Ops

20 Years

Steve Shirar

Sr. VP & President of
Enterprise Units

22 Years

Bob Udell

Sr. VP & President of TX
Telephone Ops

19 Years

Chris Young

Chief Information Officer

19 Years

Richard Lumpkin

Chairman

46 Years

CCI Date of
Initial Hire

1990

1986

1991

1996

1993

1985

1963

Executing on our Strategy

9

Sustain

and grow

cash flow

Increase

revenue

per customer

Improve

operating

efficiency

Pursue selective

acquisitions

Maintain

effective capital

deployment

CNSL continues to focus on increasing revenues per
customer by driving service bundle subscriptions

Attractive product set including:

DSL

IPTV

Integrated voice products

First to offer the triple play in both its Illinois and Texas markets, with over 90% of video subscribers selecting the
triple play

Bundling not only drives revenue per customer, but also
reduces line loss

Increasing Revenue per Customer with Bundling

30.2% CAGR
39,192
43,713
45,948
49,359
52,732
55,961
58,225
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007

DSL is a Key Component of the Bundle

Attractive, feature rich offering

Multiple speeds and price points

High-margin product

Nearly 100% self-installed

35.4% penetration of

    primary residential lines

% of total

access lines

16.2%

18.1%

19.2%

20.9%

22.6%

24.1%

25.4%

Consolidated communications

abc
NBC
PBS
TV LAND
FOX
MTV MUSIC TELEVISION
ESPN
ESPN 2
NFL NETWORK
Spike TV FIRST NETWORK FOR MEN
COMEDY CENTRAL
Sci Fi
Discovery CHANNEL
THE HISTORY CHANNEL. WHERE THE PAST COMES ALIVE.
A&E NETWORK
THE WEATHER CHANNEL
weather.com
HGTV HOME & GARDEN TELEVISION
E! ENTERTAINMENT TELEVISION
NICKTOONS
Disney CHANNEL
QVC
FOX NEWS channel
CNN
MSNBC

IPTV Service in Illinois & Texas

A robust offering with over 200 all-digital channels,
premium movie packages and over a 1000 hours of
movies on demand

Video Drives Incremental Revenue Per Customer

IPTV enables the Triple Play offering

Incremental Product Rollout

Leverages existing resources and network

IP Backbone/ADSL 2+

Future CapEx is success based

Enhances the value of the bundle and deepen customer relationships

IPTV available in both Illinois and Texas

Illinois launched in 2005

Conroe & Katy, Texas launched in August 2006

Lufkin, Texas launched in March 2007

9,577 total video subscribers with 107,631 homes passed as of 6/30/2007

HDTV rolled out in Q2 in Texas and Q3 in Illinois

DVR to be rolled out in Q4 2007

300,000
295,000
290,000
285,000
280,000
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007
Total Connections

Q4 2005
Access Lines
DSL Lines
Video

Q2 2007
Access Lines
DSL Lines
Video

Stable Customer Base

CNSL’s total connections have grown by over 13,000 since
2005 and product mix has changed

Consolidated communications

Employees
1,500
1,400
1,300
1,200
1,100
1,000
Adjusted EBITDA per Employee
$30
$25
$20
$15
Q1 2004
Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005
Q1 2006
Q2 2006
Q3 2006
Q4 2006
Q1 2007
Q2 2007

Increasing Efficiencies & Adjusted EBITDA per
Employee

Adjusted EBITDA per employee is represented by a trend line.  See appendix for detail.

Effective Capital Deployment

Since the beginning of 2003, CNSL has invested over $125 million in its network, including its core IP backbone and softswitch technology

Installed television headends in Texas and Illinois and is currently delivering an all digital video signal over its existing fiber/copper network

92% of total access lines are DSL-capable

Network supports speeds up to 10 megabits per second, as
required by consumer demand

CNSL’s advanced network enables it to offer advanced
products and services, which is a key part of its strategy to retain customers and increase revenue

Acquisition Criteria

It will continue to monitor and potentially pursue select acquisition opportunities based on the following criteria:

Attractiveness of the markets

Quality of the network

The company’s ability to integrate the acquired company efficiently

Potential operating synergies

Cash flow accretive from day one

CNSL has a proven track record of successful business
integrations

BUTLER
County
ARMSTRONG
County
BEAVER
County
ALLEGHENY
County
WESTMORELAND
County

- CLEC
- ILEC

North Pittsburgh Current Operations

North Pittsburgh Systems, Inc.

LTM Revenue ………………………….. $99.8M

ILEC access lines ………… ……………60,663

CLEC access line equivalents ………... 66,699

DSL subscribers ………………...………16,572

Employees ……………………………… 300

NPSI Transaction Highlights

Expands Consolidated’s footprint

North Pittsburgh provides:

An integrated telecommunications business providing ILEC, edge-out CLEC and
Internet services

An extensive fiber network that extends into Pittsburgh and surrounding communities

As of June 30, 2007, it served 60,700 ILEC access lines, 66,700 CLEC access line equivalents and 16,600 DSL subscribers

After completion of this transaction Consolidated will be the 12th largest telephone company in the United States

Provides an advanced network

99% DSL capable

Enables rollout IPTV in 2008

Opportunity to grow the product suite, increase penetration and improve customer retention

Improves the dividend payout ratio

Increases operating efficiencies and drives annual cash synergies

Delivers strong cash flow from wireless partnerships

Projected to be cash flow accretive in first full year of operations (post synergies)

Consolidated’s Strategy for North Pittsburgh Market

Grow Revenue

Launch IPTV in 2008

Aggressively market broadband products and the triple-play bundle

Retain customers

Leverage North Pittsburgh’s new pricing/bundling strategy

Create “stickiness” with existing products and leverage the triple-play offer

Build on North Pittsburgh’s initiatives by implementing the best customer care and community involvement practices from both companies

Improve operating efficiency

Move to functional organization structure

Integrate the properties utilizing Consolidated’s proven processes

Achieve synergies

Leverage economies of scale

Synergies

Consolidation

One functional organization across three markets

Leverage Consolidated’s operating capabilities

Leveraging Scale

Software licenses

Maintenance contracts

Purchasing contracts

Reduce third party costs

Legal fees

Audit and SOX fees

Outsourced billing and financial system costs

Public company fees

CNSL Acquisition Criteria

Attractiveness of the markets

High growth, affluent markets

Edge-out CLEC provides synergy with ILEC

Quality of the network

Well maintained plant

Short loops enable higher broadband speeds and efficient video overlay

Ability to integrate efficiently

Leverage existing, proven systems and processes

Potential for operating synergies

$7-11 million annually in estimated Op Ex savings

$3-6 million annually in estimated Cap Ex savings

Cash flow accretive

Improves dividend payout ratio

2005	2006	Q1 2007	Q2 2007	YTD 2007
Revenue	$321.4	$320.8	$83.0	$80.9	$163.9
Telephone Operations ARPU (1)	$94.77	$97.99	$103.92	$102.74	$103.33
Operating Expenses (2)	$200.0	$192.8	$47.9	$48.1	$96.0
Adjusted EBITDA	$136.8	$139.8	$37.2	$36.1	$73.3
CapEx	$31.1	$33.4	$8.2	$8.5	$16.7
Total Cash and Marketable Securities	$31.4	$26.7	$26.1	$26.7	$26.7
Total Debt (3)	$555.0	$594.0	$594.0	$594.0	$594.0
Leverage (3)	3.8x	4.1x	4.0x	4.0x	4.0x
Payout Ratio (4)	68.9%	76.6%	68.5%	75.6%	71.9%

(1) Calculated using average access lines.

(2) Includes Cost of Services and Products and SG&A expenses. Excludes $11.2 million impairment charge in 2006.

(3) Reflects increased debt associated with the Providence share repurchase.

(4) 2005 reflects the three months ended December 31, 2005 only. 2006 excludes the impact of asset sales.

CNSL Delivering Strong Financial Results…

Consolidated®
communications

Consolidated®
communications

Investment Highlights

Attractive Markets

Stable Local
Telephone Business

Bundled
Service Offerings

Favorable
Regulatory
Environment

Technologically
Advanced Network

Experienced
Management Team

Appendix

GAAP Reconciliation

This presentation includes disclosures regarding “Adjusted EBITDA”, “cash available to pay dividends” and “total net debt to last 12-
month Adjusted EBITDA ratio” (which we refer to as leverage), all of which are non-GAAP financial measures.  Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash flows from operations or net income
(loss) as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund our cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies.  A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA, which corresponds to pro forma Bank EBITDA as used and defined in the prospectus dated July 21, 2005 filed in connection with the IPO, is comprised of historical EBITDA, as adjusted to give effect to the Texas Communications Ventures
Company (TXUCV) acquisition and certain other adjustments permitted and contemplated by our amended and restated credit facilities.

EBITDA is defined as net earnings (loss) before interest expenses, income taxes, depreciation and amortization on an historical basis.
We believe net cash provided by operating activities is the most directly comparable financial measure to EBITDA under GAAP.

To give pro forma effect to the TXUCV acquisition as if it had occurred on the first day of the periods presented, we have made two sets of adjustments. First, because the operating results of TXUCV are not reflected in our historical EBITDA and financial results for the period prior to the date of its acquisition, TXUCV’s historical EBITDA for 2003 and 2004 has been added to our historical EBITDA.
Second, we made pro forma adjustments to the selling, general and administrative expenses to reflect (1) a reduction in costs due to the termination of certain TXUCV employees upon the closing of the acquisition and (2) incremental professional service fees paid to certain equity investors pursuant to a new professional services agreement entered into in connection with the TXUCV acquisition.
Finally, when calculating EBITDA in accordance with our credit agreement, the credit agreement permits us to exclude the effect of certain items.  Each of these adjustments is described in the footnotes to the attached reconciliations.

Cash available to pay dividends represents Adjusted EBITDA plus cash interest income, less (1) cash interest expense (after giving pro forma effect to the IPO as if it had been completed on July 1, 2005), (2) capital expenditures and (3) cash taxes.

GAAP Reconciliation

We present Adjusted EBITDA and cash available to pay dividends for several reasons.  Management believes Adjusted EBITDA and cash available to pay dividends are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented Adjusted EBITDA and cash available to pay dividends to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency and comparability in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on Adjusted EBITDA and cash available to pay dividends after giving effect to specified charges.
As a result, management believes the presentation of Adjusted EBITDA and cash available to pay dividends as supplemented by these other items provides important additional information to investors. In addition, Adjusted EBITDA and cash available to pay dividends provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt.

While we use Adjusted EBITDA and cash available to pay dividends in managing and analyzing our business and financial condition and believe they are useful to our management and investors for the reasons described above, these non-GAAP financial measures have certain shortcomings.  In particular, Adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure.  Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement and the indenture governing our senior notes.

Because Adjusted EBITDA is a component of the ratio of total net debt to last 12-month Adjusted EBITDA, it is subject to the material limitations discussed above, and the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-
for-dollar basis. Management believes that this ratio is useful as a means to evaluate our ability to incur additional indebtedness in the future and to assist investors, securities analysts and other interested parties in evaluating the companies in our industry.

Six Months Ended June 30,	Year Ended December 31,	
	2007	2006	2005
Historical EBITDA			
Net cash provided by operating activities	$ 37,109	$ 84,593	$ 72,475
Adjustments:			
Pension curtailment gain			7,880
Compensation from restricted share plan	(1,706)	(2,482)	(8,590)
Other adjustments, net	(4,037)	(8,083)	(19,068)
Changes in operating assets and liabilities	11,981	6,669	10,220
Interest expense, net	22,861	42,899	53,443
Income taxes	4,744	405	10,935
Historical EBITDA (1)	70,952	124,001	127,295
Adjustments to EBITDA			
Integration and restructuring (2)	473	3,684	7,400
Professional service fees (3)	-	-	2,867
Other, net (4)	(3,030)	(7,143)	(3,036)
Investment distributions (5)	3,153	5,516	1,590
Effect of pension curtailment (6)	-	-	(7,880)
Intangible assets impairment (7)	-	11,240	
Non-cash compensation (8)	1,706	2,482	8,590
Adjusted EBITDA	$ 73,254	$ 139,780	$ 136,826

Adjusted EBITDA Reconciliation

See footnotes on next page

Footnotes for Adjusted EBITDA

(1) Historical EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis.

(2) In connection with the TXUCV acquisition, the company incurred certain one-time expenses associated with integrating and restructuring the Texas and Illinois businesses. On July 28, 2006, the Company's credit facility was amended to permit it to add back certain non-recurring expenses incurred or to be incurred in fiscal 2006 and 2007, including severance, billing integration and start-up costs associated with the implementation of Sarbanes Oxley section 404 compliance. Accordingly, for all periods subsequent to December 31, 2005, the calculations of Adjusted EBITDA give effect to these permitted adjustments.

(3) Represents the aggregate professional service fees paid to certain equity investors prior to our IPO. Upon closing of the IPO, these agreements terminated in accordance with their terms.

(4) Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. Key man life insurance proceeds of $2,780 received in June 2005 and $300 received in June 2007 were not deducted to arrive at Adjusted EBITDA.

(5) For purposes of calculating Adjusted EBITDA, we include all cash dividends and other cash distributions received from our investments.

(6) Represents a one-time, non-cash $7.9 million curtailment gain associated with the amendment of our retirement plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash and non-recurring, it is excluded from Adjusted EBITDA.

(7) Upon completion of our annual impairment review and as a result of a decline in estimated future cash flows in the telemarketing and operator services business, we determined that the value of the customer lists associated with these businesses was impaired.

(8) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are being excluded from adjusted EBITDA.

Adjusted EBITDA Reconciliation

Six Months Ended June 30, 2007	Twelve Months Ended December 31, 2006	Three Months Ended December 31, 2005
Adjusted EBITDA	$ 73,254	$ 139,780	$ 35,626
- Cash interest expense	(21,694)	(40,613)	(9,384)
- Capital Expenditures	(16,673)	(33,388)	(9,498)
+ Proceeds from asset sales (1)	-	6,594	
- Cash taxes	(7,388)	(8,237)	(172)
+ Cash interest income	441	745	174
- Repurchase of stock (2)	12	(87)	-
Cash available to pay dividends	$ 27,952	$ 64,794	$ 16,746
Quarterly Dividend	$ 20,093	$ 44,593	$ 11,537
Payout Ratio	71.9%	68.8%	68.9%
Adjusted Payout Ratio (3)	71.9%	76.6%	68.9%

(1) Represents $673 of proceeds from the sale of idle property and $5,921 of proceeds from the redemption of class C shares of RTB stock.

(2) Represents the cancellation of stock by employees to pay withholding tax on shares vesting under the company's Long Term Incentive Plan

(3) Represents the payout ratio excluding the effect of asset sales.

Cash Available to Pay Dividends

Six Months Ended June 30, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005
Summary of Outstanding Debt			
Senior Notes	$ 130,000	$ 130,000	$ 130,000
Term loans	464,000	464,000	425,000
Total debt	$ 594,000	$ 594,000	$ 555,000
Less cash on hand	(16,082)	(26,672)	(31,409)
Total net debt	$ 577,918	$ 567,328	$ 523,591
Adjusted EBITDA	$ 143,732	$ 139,780	$ 136,826
Total Net Debt to Adjusted EBITDA	4.0	4.1	3.8

Total Net Debt to Adjusted EBITDA Ratio

2004			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Historical EBITDA				
Net cash provided by operating activities	$ 5,870	$ 32,009	$ 27,784	$ 14,103
Adjustments:				
Pension curtailment gain	-	-	-	-
Compensation from restricted share plan	-	-	-	-
Other adjustments, net	(1,230)	(5,727)	(1,769)	(1,656)
Changes in operating assets and liabilities	2,490	(11,213)	(5,586)	9,882
Interest expense, net	2,797	13,823	11,472	11,459
Income taxes	1,177	(357)	2,842	(3,430)
Consolidated EBITDA (1)	11,104	28,535	34,743	30,358
CCI Texas EBITDA (2)	17,922	(2,384)	-	-
Pro Forma EBITDA (3)	29,026	26,151	34,743	30,358
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	1,059	7,146	-	-
Integration and restructuring (5)	-	1,073	1,188	4,748
Professional service fees (6)	500	1,135	1,250	1,250
Other, net (7)	(776)	(1,168)	(1,329)	(1,491)
Investment distributions (8)	511	585	2,620	419
Effect of pension curtailment (9)	-	-	-	-
Intangible assets impairment (10)				
Non-cash compensation (11)	-	-	-	-
Adjusted EBITDA	$ 30,320	$ 34,922	$ 38,472	$ 35,284
Employees	1,400	1,321	1,308	1,303
Adjusted EBITDA per Employee	$ 22	$ 26	$ 29	$ 27

Adjusted EBITDA per Employee - 2004

See footnotes on page 36

2005 First Quarter		2005 Second Quarter		2005 Third Quarter		2005 Fourth Quarter	
Historical EBITDA								
Net cash provided by operating activities	$	14,612	$	14,655	$	17,804	$	25,404
Adjustments:								
Pension curtailment gain		-		7,880		-		-
Compensation from restricted share plan		-		-		(7,244)		(1,346)
Other adjustments, net		(3,698)		(4,816)		(2,999)		(7,555)
Changes in operating assets and liabilities		6,605		6,554		(866)		(2,073)
Interest expense, net		11,441		11,557		19,814		10,631
Income taxes		586		4,385		(1,270)		7,234
Consolidated EBITDA (1)		29,546		40,215		25,239		32,295
CCI Texas EBITDA (2)		-		-		-		-
Pro Forma EBITDA (3)		29,546		40,215		25,239		32,295
Adjustments to EBITDA								
Transaction costs associated with TXUCV acquisition (4)		-		-		-		-
Integration and restructuring (5)		2,250		2,325		831		1,994
Professional service fees (6)		1,250		1,250		367		-
Other, net (7)		(387)		(426)		(1,443)		(780)
Investment distributions (8)		-		-		819		771
Effect of pension curtailment (9)		-		(7,880)		-		-
Intangible assets impairment (10)								
Non-cash compensation (11)		-		-		7,244		1,346
Adjusted EBITDA	$	32,659	$	35,484	$	33,057	$	35,626
Employees		1,280		1,237		1,235		1,229
Adjusted EBITDA per Employee	$	26	$	29	$	27	$	29

Adjusted EBITDA per Employee - 2005

See footnotes on page 36

2006			
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
Historical EBITDA				
Net cash provided by operating activities	$ 14,361	$ 19,018	$ 26,184	$ 25,030
Adjustments:				
Pension curtailment gain	-	-	-	
Compensation from restricted share plan	(625)	(625)	(625)	(607)
Other adjustments, net	(5,015)	5,116	(1,651)	(6,533)
Changes in operating assets and liabilities	11,898	1,560	(4,932)	(1,857)
Interest expense, net	10,042	10,124	11,175	11,558
Income taxes	2,928	(3,089)	3,913	(3,347)
Consolidated EBITDA (1)	33,589	32,104	34,064	24,244
CCI Texas EBITDA (2)	-	-	-	-
Pro Forma EBITDA (3)	33,589	32,104	34,064	24,244
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)	-	-	-	-
Integration and restructuring (5)	466	2,223	394	601
Professional service fees (6)	-	-	-	-
Other, net (7)	(1,348)	(1,386)	(1,528)	(2,881)
Investment distributions (8)	1,451	953	1,263	5,516
Effect of pension curtailment (9)	-	-	-	-
Intangible assets impairment (10)				11,240
Non-cash compensation (11)	625	625	-	607
Adjusted EBITDA	$ 34,783	$ 34,519	$ 34,818	$ 35,660
Employees	1,195	1,170	1,130	1,123
Adjusted EBITDA per Employee	$ 29	$ 30	$ 31	$ 32

Adjusted EBITDA per Employee - 2006

See footnotes on page 36

Quarter Ended June 30, 2007		Quarter Ended March 31, 2007
Historical EBITDA				
Net cash provided by operating activities	$	19,138	$	17,971
Adjustments:				
Pension curtailment gain		-		-
Compensation from restricted share plan		(972)		(734)
Other adjustments, net		(3,619)		(418)
Changes in operating assets and liabilities		7,552		4,429
Interest expense, net		11,461		11,400
Income taxes		1,057		3,687
Consolidated EBITDA (1)		34,617		36,335
CCI Texas EBITDA (2)		-		-
Pro Forma EBITDA (3)		34,617		36,335
Adjustments to EBITDA				
Transaction costs associated with TXUCV acquisition (4)		-		-
Integration and restructuring (5)		301		172
Professional service fees (6)		-		-
Other, net (7)		(1,575)		(1,455)
Investment distributions (8)		1,758		1,395
Effect of pension curtailment (9)		-		-
Intangible assets impairment (10)		-		-
Non-cash compensation (11)		972		734
Adjusted EBITDA	$	36,073	$	37,181
Employees		1098		1,111
Adjusted EBITDA per Employee	$	33	$	33

Adjusted EBITDA per Employee - 2007

See footnotes on page 36

(1) Consolidated's EBITDA is defined as net earnings (loss) before interest expense, income taxes, depreciation and amortization on an historical basis, without giving effect to the TXUCV acquisition.

(2) CCI Texas EBITDA represents the EBITDA of TXUCV for the period from January 1 through April 13, 2004 since the operating results of TXUCV are not reflected in

(3) Pro forma EBITDA represents our historical EBITDA as adjusted for the TXUCV acquisition.

(4) During 2004, TXUCV incurred costs, which, due to the unusual and non-recurring nature of these expenses, are excluded from Adjusted EBITDA. These expenses included retention bonuses to keep key employees to run its day-to-day operations while it was

(5) In connection with the TXUCV acquisition, the company incurred certain one-time expenses associated with integrating and restructuring the Texas and Illinois businesses. On July 28, 2006, the Company's credit facility was amended to permit it to add

(6) Represents the aggregate professional service fees paid to certain equity investors prior to our IPO. Upon closing of the IPO, these agreements terminated in accordance with their terms.

(7) Other, net includes the equity earnings from our investments, dividend income and certain other miscellaneous non-operating items. Key man life insurance proceeds of $2,780 received in June 2005 and $300 received in June 2007 were not deducted to arrive at Adjusted EBITDA.

(8) For purposes of calculating Adjusted EBITDA, we include all cash dividends and other cash distributions received from our investments.

(9) Represents a one-time, non-cash $7.9 million curtailment gain associated with the amendment of our retirement plan. The gain was recorded in general and administrative expenses. However, because the gain is non-cash and non-recurring, it is excluded

(10) Upon completion of our annual impairment review and as a result of a decline in estimated future cash flows in the telemarketing and operator services business, we determined that the value of the customer lists associated with these businesses was i

(11) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are being excluded from adjusted EBITDA.

Adjusted EBITDA per Employee

Six Months Ended June 30, 2007		Year Ended December 31, 2006		Year Ended December 31, 2005
Ending Access Lines	229,007		233,689		242,024
Average Access Lines	231,478		238,399		248,214
Total Revenue	163,924	$	320,767	$	321,429
Less: Other Operations	20,410	$	40,433	$	39,143
Telephone Operations Revenue	$ 143,514	$	280,334	$	282,286
Telephone Operations ARPU	$ 103.33	$	97.99	$	94.77

ARPU, or average revenue per user, reflects revenue per average access line

Telephone Operations ARPU